SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Growth & Income Fund

The following paragraph replaces similar disclosure in the fourth bulleted paragraph of the “OTHER POLICIES AND RISKS” subsection of the “FUND DETAILS — ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS” section of the fund’s prospectus:

Certain DWS funds–of–funds and certain non–affiliated funds–of–funds are permitted to invest in the fund. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund’s performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund’s transaction costs.

Please Retain This Supplement for Future Reference.

May 18, 2011 PROSTKR-70